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                                                                    EXHIBIT 23.1



                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K, into the Company's previously filed Registration Statements on Form S-8 File No. 333-35245 and No. 333-55838.


                                             ARTHUR ANDERSEN LLP

Houston, Texas
March 28, 2001